UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2024

SOLAREDGE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 HaMada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01.	Regulation FD Disclosure.

SolarEdge Technologies, Inc. (the “Company”) intends to disclose today to certain investors that PM&M Electric, Inc., a customer that owes the Company approximately $11.4 million under a secured promissory note recently filed for Chapter 7 bankruptcy. While the Company is closely monitoring the proceedings, it cannot guarantee the outcome of the proceedings and may fail to collect the amounts due to the Company or collect such amounts only after significant delay.

Item 8.01.	Other Events.

Notes Offering

On June 24, 2024, the Company issued a press release announcing its intention to offer $300 million aggregate principal amount of convertible senior notes due 2029 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company also expects to grant the initial purchasers of the Notes an option to purchase up to an additional $45 million aggregate principal amount of Notes, solely to cover over-allotments, if any, within a 13-day period beginning on, and including, the initial closing date.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K (this “Form 8-K”) does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the Notes (or any shares of common stock of the Company issuable upon conversion of the Notes) in any state or jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

Outlook for the Second Quarter 2024

With respect to the quarter ended June 30, 2024, the Company reconfirms the following guidance previously provided:

•	Revenues to be within the range of $250 million to $280 million;
•	Non-GAAP gross margin* expected to be within the range of negative 4% to 0%, including approximately 350 basis points of net IRA manufacturing tax credit;
•	Non-GAAP operating expenses* to be within the range of $116 million to $120 million;
•	Revenues from the solar segment to be within the range of $225 million to $255 million; and
•	Gross margin from the solar segment expected to be within the range of negative 3% to positive 1% including approximately 420 basis points of net IRA manufacturing tax credit.

However, the Company also expects that its free cash used in the second quarter of 2024 will be approximately $150 million, primarily as a result of certain discretionary minority investments, extensions of credit provided to certain customers, higher than expected working capital related to the ramp of U.S. manufacturing and a slower pace of payments on accounts receivable.

The foregoing preliminary estimates of revenues cash flow, operating expenses, gross margin and free cash reflect management’s current views and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to the finalization and closing of the accounting books and records of the Company (which have yet to be performed) and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with U.S. GAAP. In the course of preparing and finalizing the financial statements for the three months ended June 30, 2024, the Company’s preliminary estimates will be subject to change, and the Company may identify items that will require the Company to make adjustments to the estimates described above. Any such changes could be material. For these or other reasons, the preliminary financial estimates may not ultimately be indicative of the Company’s results for the period. No independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to these estimates, nor have they expressed any opinion or any other form of assurance on these estimates.

*Non-GAAP gross margin and Non-GAAP operating expenses are non-GAAP financial measures, and these forward-looking measures have not been reconciled to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide outlook for the comparable GAAP measures. Forward-looking estimates of Non-GAAP gross margin and Non-GAAP operating expenses are made in a manner consistent with the relevant definitions and assumptions noted herein and in our filings with the SEC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Form 8-K contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often characterized by the use of words such as “believe,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology. Forward-looking statements are only predictions based on the Company’s current expectations and the Company’s projections about future events. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements. All information set forth in this Form 8-K is as of the date of this Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: June 24, 2024	By:	/s/ Ronen Faier
	Name:	Ronen Faier
	Title:	Chief Financial Officer